UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2025

WESBANCO, INC.

(Exact name of Registrant as Specified in Its Charter)

West Virginia	001-39442	55-0571723
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Bank Plaza
Wheeling, West Virginia		26003
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 304 234-9000

Former Name or Former Address, if Changed Since Last Report : Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $2.0833 Par Value	WSBC	Nasdaq Global Select Market
Depositary Shares (each representing 1/40th interest in a share of 6.75% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series A)	WSBCP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Item 1 - Election of Directors

On April 16, 2025, Wesbanco's Annual Meeting of its Stockholders was held.

(a) The following directors were elected to the Board of Directors for a term of three years expiring at the Company’s Annual Meeting of its Stockholders to be held in 2028:

	For	Withheld	Non Votes
Rosie Allen-Herring	63,747,695	3,129,627	13,893,761
John L. Bookmyer	66,182,473	694,604	13,893,761
Christopher V. Criss	62,771,181	4,105,832	13,893,761
Lisa A. Knutson	61,622,425	5,254,897	13,893,761
Gregory S. Proctor, Jr.	64,556,501	2,320,821	13,893,761
Joseph R. Robinson	64,398,319	2,478,695	13,893,761
Kerry M. Stemler	64,804,855	2,072,468	13,893,761

(b) The following director was elected to the Board of Directors for a term of one year expiring at the Company’s Annual Meeting of its Stockholders to be held in 2026:

	For	Withheld	Non Votes
Louis A. Altman	66,035,892	841,430	13,893,761

(c) The following directors were elected to the Board of Directors for a term of two years expiring at the Company’s Annual Meeting of its Stockholders to be held in 2027:

	For	Withheld	Non Votes
Zahid Afzal	65,826,499	1,012,013	13,893,761
Lee J. Burdman	65,992,916	884,406	13,893,761

Item 2 - Approval of an Advisory (Non-Binding) Vote on the Corporation’s Executive Compensation Paid to the Named Executive Officers

The Company’s stockholders also approved an advisory (non-binding) proposal on the Company's executive compensation paid to its named executive officers. The results of the vote were as follows:

For	Against	Abstain	Non Votes
61,819,312	4,163,784	893,825	13,893,761

Item 3 - Advisory (Non-Binding) Vote Ratifying the Appointment of Independent Registered Public Accounting Firm

The Company's stockholders also approved an advisory (non-binding) proposal ratifying the appointment of Ernst & Young, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025. The results of the vote were as follows:

For	Against	Abstain	Non Votes
77,533,958	2,941,281	295,844	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Wesbanco, Inc. (registrant)

Date:	April 17, 2025	By:	/s/ Daniel K. Weiss, Jr.
Daniel K. Weiss, Jr. Senior Executive Vice President and Chief Financial Officer